UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices)

 (650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

See Item 8.01 below for information concerning partnership interests of Essex Portfolio, L.P., incorporated into this item by reference.

Item 8.01	Other Events.

On May 6, 2014, Essex Property Trust, Inc. (“Essex”) issued a press release announcing that Essex has elected to convert all outstanding shares of its 4.875% Series G Cumulative Convertible Preferred Stock ("Series G Preferred Stock") into shares of common stock in accordance with the terms of the Series G Preferred Stock.  On or about May 6, 2014, Essex has also mailed a notice of conversion to the holders of Series G Preferred Stock.

A copy of the press release announcing the election to convert Series G Preferred Stock is attached to this report as Exhibit 99.1 and is incorporated herein by reference.  The press release provides information concerning the conversion, including among other matters, (A) the conversion option date; (B) the number of shares of Common Stock to be issued upon conversion of each share of Series G Preferred Stock; (C) the number of shares of Series G Preferred Stock to be converted; and (D) the effect of the conversion on the accrual of distributions on the Series G Preferred Stock.

In connection with the conversion of the Series G Preferred Stock, on the Conversion Date set forth in the press release, Essex Portfolio, L.P., our operating partnership, will issue to us a number of its common units equal to the aggregate number of shares of our common stock issued to holders of our Series G Preferred Stock upon conversion of the Series G Preferred Stock. Our operating partnership will issue the common units to us as required by the terms of our operating partnership’s amended and restated agreement of limited partnership, and in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, based on our status as a publicly traded New York Stock Exchange listed company and as its majority owner and general partner.

Item 9.01                          Financial  Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Press release dated May 6, 2014 announcing conversion of Series G Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 6, 2014	ESSEX PROPERTY TRUST, INC.

/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President & Chief Financial Officer

ESSEX PORTFOLIO, L.P.

By:	Essex Property Trust, Inc.
Its:	General Partner

/s/ Michael T. Dance
Name:	Michael T. Dance
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 6, 2014 announcing conversion of Series G Preferred Stock.